EXHIBIT 99.5

GSA03AH1

Franklin Request

Assumptions
            Fwd Libor
            No stepdown
            Prepayment/Defauls assumptions detailed below
            No P&I Advances
            1 month lag
            55% Loss Severity

Scenarios: To forward Libor, To fail (immediate), No Advance, Lag 1 month, To Maturity, 55% Severity. Static CDR to Break, Ramp CDR 0-16=0 to 2%, 17-22=2 to 4%, 22-26 4% to 6%, 26-31 5%, 32-45 8.5%, 46+ 6%.

ARM Speeds                                   Fix Speeds

                                             -----------------------------------
Speed Ramp: Flt      Months       Ramp       10 ramping to 25 cpr over 12 months
                                             -----------------------------------
            0-18     2-25
            19-23    25-28
            24-28    28-40
            29-33    25
            34-38    45
            39+      23

Deal Age    Forward Libor         Prepayment Curves  Ramp CDR Curve

  Months      1 mth      6 mth        Arm PPC                FRM
--------    -------    -------    -----------        -----------     -----------
       1       1.12    1.21881              2                 10               0
       2    1.14061    1.27495    3.352941176        11.36363636     0.133333333
       3    1.17291    1.34027    4.705882353        12.72727273     0.266666667
       4    1.21993    1.42288    6.058823529        14.09090909             0.4
       5     1.2938    1.52258    7.411764706        15.45454545     0.533333333
       6    1.35314    1.62328    8.764705882        16.81818182     0.666666667
       7    1.43481    1.74004    10.11764706        18.18181818             0.8
       8    1.55489    1.87026    11.47058824        19.54545455     0.933333333
       9    1.66584     1.9961    12.82352941        20.90909091     1.066666667
      10    1.78359    2.14744    14.17647059        22.27272727             1.2
      11    1.92187    2.28588    15.52941176        23.63636364     1.333333333
      12    2.05173    2.41808    16.88235294                 25     1.466666667
      13    2.18416    2.55989    18.23529412                 25             1.6
      14    2.32631      2.704    19.58823529                 25     1.733333333
      15     2.5399    2.83814    20.94117647                 25     1.866666667
      16    2.61338    2.96179    22.29411765                 25               2
      17    2.74364    3.08614    23.64705882                 25               2
      18    2.88667    3.20047             25                 25             2.4
      19    3.02102    3.31203             25                 25             2.8
      20    3.13068    3.41068          25.75                 25             3.2
      21    3.24244    3.50564           26.5                 25             3.6
      22     3.3505    3.60111          27.25                 25               4
      23    3.44254    3.69311             28                 25     4.666666667
      24    3.53125    3.78185             28                 25     5.333333333
      25    3.61783    3.88047             31                 25               6
      26    3.70158    3.96515             34                 25               5
      27    3.79938    4.05351             37                 25               5
      28     3.8996    4.14017             40                 25               5
      29    3.98657    4.21283             25                 25               5
      30     4.0725    4.27919             25                 25               5
      31    4.14915    4.34277             25                 25               5
      32    4.21816    4.39731             25                 25             8.5
      33    4.28396    4.45407             25                 25             8.5
      34    4.33942    4.51327             45                 25             8.5
      35    4.38816      4.572             45                 25             8.5
      36    4.43072    4.62985             45                 25             8.5
      37    4.48514    4.69577             45                 25             8.5
      38     4.5547    4.75683             45                 25               6
      39    4.62228    4.81703             23                 25               6
      40    4.68715    4.87436             23                 25               6
      41    4.74467    4.92696             23                 25               6
      42    4.80199    4.97773             23                 25               6
      43    4.85467    5.02173             23                 25               6
      44    4.90468    5.06832             23                 25               6
      45     4.9522     5.1171             23                 25               6
      46    4.99513    5.16529             23                 25               6
      47    5.03722    5.21718             23                 25               6
      48    5.07175    5.27298             23                 25               6
      49     5.1242    5.32223             23                 25               6
      50    5.18959    5.37354             23                 25               6
      51    5.24595    5.42059             23                 25               6
      52    5.29842    5.45827             23                 25               6
      53    5.34733    5.49288             23                 25               6
      54     5.3865    5.52172             23                 25               6
      55    5.42152    5.54386             23                 25               6
      56    5.45337     5.5654             23                 25               6
      57    5.47713    5.58306             23                 25               6
      58    5.49706    5.60401             23                 25               6
      59    5.51118    5.62687             23                 25               6
      60    5.51906    5.64826             23                 25               6
      61    5.53967    5.67409             23                 25               6
      62    5.56796    5.70061             23                 25               6
      63    5.59706    5.72622             23                 25               6
      64    5.62545    5.74928             23                 25               6
      65    5.64867    5.77284             23                 25               6
      66    5.67212    5.79195             23                 25               6
      67    5.69388    5.80999             23                 25               6
      68    5.71477    5.82902             23                 25               6
      69    5.73309     5.8462             23                 25               6
      70    5.75207    5.86574             23                 25               6
      71    5.76583    5.88538             23                 25               6
      72     5.7795    5.90389             23                 25               6
      73    5.79979    5.92533             23                 25               6
      74    5.82241    5.94672             23                 25               6
      75    5.84534     5.9645             23                 25               6
      76    5.86639    5.98108             23                 25               6
      77    5.88341    5.99736             23                 25               6
      78    5.90173    6.01127             23                 25               6
      79    5.91854    6.02279             23                 25               6
      80    5.93123    6.03345             23                 25               6
      81     5.9438    6.04396             23                 25               6
      82    5.95581    6.05613             23                 25               6
      83    5.96417    6.06515             23                 25               6
      84    5.97157    6.07472             23                 25               6
      85      5.981    6.09027             23                 25               6
      86    5.99213    6.10052             23                 25               6
      87    6.00606    6.11364             23                 25               6
      88    6.01669    6.12628             23                 25               6
      89    6.02817    6.14126             23                 25               6
      90    6.04536    6.15693             23                 25               6
      91    6.05514     6.1718             23                 25               6
      92    6.06976    6.18717             23                 25               6
      93    6.08391     6.2031             23                 25               6
      94    6.09921    6.22106             23                 25               6
      95    6.11465    6.23728             23                 25               6
      96    6.13127    6.25264             23                 25               6
      97    6.14677    6.26983             23                 25               6
      98    6.16445    6.28469             23                 25               6
      99    6.18253    6.29986             23                 25               6
     100    6.19747    6.31336             23                 25               6
     101    6.21118    6.32571             23                 25               6
     102    6.22653    6.33955             23                 25               6
     103    6.23767    6.34773             23                 25               6
     104     6.2503     6.3595             23                 25               6
     105    6.26122    6.37008             23                 25               6
     106    6.27041    6.37945             23                 25               6
     107    6.28103    6.39105             23                 25               6
     108      6.286    6.39962             23                 25               6
     109    6.29864    6.41278             23                 25               6
     110    6.31175    6.42355             23                 25               6
     111    6.32291    6.43607             23                 25               6
     112    6.33554    6.44496             23                 25               6
     113     6.3445    6.45447             23                 25               6
     114    6.35609    6.46516             23                 25               6
     115    6.36504    6.47173             23                 25               6
     116    6.37576    6.47982             23                 25               6
     117    6.38093    6.48673             23                 25               6
     118    6.38962    6.49543             23                 25               6
     119    6.39688    6.50519             23                 25               6
     120    6.40089    6.51117             23                 25               6
     121    6.40965    6.51955             23                 25               6
     122    6.41958     6.5277             23                 25               6
     123    6.42826    6.53673             23                 25               6
     124    6.43899    6.54356             23                 25               6
     125    6.44431    6.54986             23                 25               6
     126    6.45208    6.55798             23                 25               6
     127    6.45962    6.56443             23                 25               6
     128    6.46758    6.57206             23                 25               6
     129    6.47202     6.5751             23                 25               6
     130    6.47875    6.58164             23                 25               6
     131    6.48397    6.58795             23                 25               6
     132    6.48801    6.59169             23                 25               6
     133    6.49481    6.59768             23                 25               6
     134    6.49749    6.60252             23                 25               6
     135    6.50493    6.61082             23                 25               6
     136    6.51186    6.61719             23                 25               6
     137    6.51581    6.62554             23                 25               6
     138    6.52332    6.63319             23                 25               6
     139    6.53013    6.64087             23                 25               6
     140    6.53791    6.65056             23                 25               6
     141    6.54477     6.6581             23                 25               6
     142    6.55453    6.66802             23                 25               6
     143    6.56027    6.67672             23                 25               6
     144    6.56886    6.68568             23                 25               6
     145    6.58016    6.69544             23                 25               6
     146    6.58906    6.70353             23                 25               6
     147    6.59979    6.71126             23                 25               6
     148    6.60861    6.71701             23                 25               6
     149    6.61496    6.72241             23                 25               6
     150    6.62274    6.72782             23                 25               6
     151    6.62851    6.73177             23                 25               6
     152    6.63256    6.73341             23                 25               6
     153    6.63617    6.73673             23                 25               6
     154    6.63944     6.7419             23                 25               6
     155    6.64111    6.74549             23                 25               6
     156    6.64236    6.74806             23                 25               6
     157    6.64441    6.75399             23                 25               6
     158    6.65225    6.75765             23                 25               6
     159    6.65984     6.7616             23                 25               6
     160    6.66373    6.76376             23                 25               6
     161    6.66614    6.76392             23                 25               6
     162    6.67184    6.76534             23                 25               6
     163    6.67019    6.76235             23                 25               6
     164    6.67223     6.7615             23                 25               6
     165     6.6718    6.75896             23                 25               6
     166    6.66771     6.7567             23                 25               6
     167    6.66553    6.75682             23                 25               6
     168    6.66077    6.75418             23                 25               6
     169     6.6586    6.75454             23                 25               6
     170    6.66048    6.75346             23                 25               6
     171    6.66206    6.75263             23                 25               6
     172    6.66205    6.75015             23                 25               6
     173    6.65929    6.74611             23                 25               6
     174    6.65989    6.74473             23                 25               6
     175    6.65522      6.737             23                 25               6
     176    6.65272    6.73325             23                 25               6
     177     6.6479    6.72816             23                 25               6
     178    6.64158    6.72261             23                 25               6
     179    6.63651    6.71972             23                 25               6
     180    6.62582    6.71395             23                 25               6
     181    6.62429    6.71437             23                 25               6
     182    6.62319    6.71201             23                 25               6
     183    6.62126    6.71182             23                 25               6
     184    6.62153     6.7097             23                 25               6
     185    6.61855    6.70782             23                 25               6
     186    6.61898    6.70821             23                 25               6
     187    6.61671    6.70468             23                 25               6
     188    6.61655    6.70271             23                 25               6
     189    6.61136     6.6985             23                 25               6
     190    6.61085    6.69679             23                 25               6
     191    6.60873    6.69451             23                 25               6
     192    6.60403    6.68853             23                 25               6
     193    6.60217    6.68543             23                 25               6
     194    6.59875    6.68075             23                 25               6
     195    6.59454    6.67635             23                 25               6
     196    6.59236    6.67185             23                 25               6
     197    6.58526    6.66663             23                 25               6
     198    6.58234    6.66249             23                 25               6
     199    6.57785    6.65726             23                 25               6
     200    6.57364     6.6528             23                 25               6
     201    6.56799    6.64588             23                 25               6
     202    6.56432    6.64042             23                 25               6
     203     6.5563    6.63259             23                 25               6
     204     6.5513    6.62586             23                 25               6
     205    6.54637    6.61966             23                 25               6
     206    6.53833    6.61227             23                 25               6
     207    6.53312    6.60532             23                 25               6
     208    6.52627    6.59719             23                 25               6
     209    6.51775    6.58973             23                 25               6
     210    6.51253    6.58327             23                 25               6
     211    6.50541     6.5744             23                 25               6
     212    6.49596    6.56499             23                 25               6
     213    6.48886    6.55709             23                 25               6
     214    6.48171    6.54952             23                 25               6
     215    6.47199    6.53848             23                 25               6
     216    6.46346    6.52826             23                 25               6
     217    6.45514    6.51908             23                 25               6
     218    6.44541    6.50891             23                 25               6
     219    6.43744    6.49882             23                 25               6
     220    6.42535    6.48624             23                 25               6
     221    6.41555    6.47681             23                 25               6
     222    6.40749    6.46788             23                 25               6
     223    6.39698    6.45683             23                 25               6
     224    6.38583    6.44439             23                 25               6
     225    6.37518    6.43284             23                 25               6
     226    6.36468    6.42178             23                 25               6
     227    6.35318    6.40898             23                 25               6
     228    6.34181    6.39523             23                 25               6
     229    6.32834    6.38222             23                 25               6
     230    6.31725    6.36954             23                 25               6
     231    6.30588    6.35688             23                 25               6
     232    6.29205    6.34275             23                 25               6
     233    6.27883    6.32894             23                 25               6
     234    6.26856    6.31708             23                 25               6
     235    6.25261    6.30109             23                 25               6
     236     6.2412    6.28834             23                 25               6
     237    6.22758    6.27289             23                 25               6
     238    6.21201    6.25667             23                 25               6
     239    6.19912    6.24259             23                 25               6
     240    6.18444    6.22628             23                 25               6
     241    6.16871     6.2105             23                 25               6
     242    6.15331    6.19538             23                 25               6
     243    6.13845    6.18138             23                 25               6
     244    6.12309    6.16546             23                 25               6
     245    6.10745    6.15067             23                 25               6
     246    6.09414    6.13797             23                 25               6
     247    6.07931    6.12316             23                 25               6
     248    6.06634    6.10996             23                 25               6
     249    6.05002    6.09482             23                 25               6
     250    6.03848    6.08334             23                 25               6
     251    6.02531    6.07083             23                 25               6
     252    6.01083    6.05639             23                 25               6
     253    5.99934    6.04466             23                 25               6
     254     5.9867    6.03208             23                 25               6
     255    5.97404    6.02041             23                 25               6
     256    5.96324    6.00877             23                 25               6
     257    5.94916    5.99598             23                 25               6
     258    5.93904    5.98687             23                 25               6
     259    5.92879    5.97703             23                 25               6
     260    5.91874    5.96774             23                 25               6
     261    5.90672    5.95579             23                 25               6
     262    5.89755    5.94706             23                 25               6
     263    5.88735    5.93764             23                 25               6
     264     5.8771    5.92716             23                 25               6
     265    5.86873    5.91825             23                 25               6
     266    5.85712    5.90774             23                 25               6
     267    5.84989    5.90097             23                 25               6
     268    5.84139    5.89226             23                 25               6
     269    5.83121    5.88427             23                 25               6
     270     5.8244    5.87758             23                 25               6
     271    5.81663    5.87029             23                 25               6
     272    5.80946      5.864             23                 25               6
     273    5.80163     5.8563             23                 25               6
     274     5.7957    5.85018             23                 25               6
     275     5.7869    5.84262             23                 25               6
     276    5.78103    5.83651             23                 25               6
     277    5.77556    5.83121             23                 25               6
     278    5.76815    5.82546             23                 25               6
     279    5.76341     5.8205             23                 25               6
     280    5.75784    5.81509             23                 25               6
     281    5.75141    5.81074             23                 25               6
     282    5.74799     5.8075             23                 25               6
     283     5.7436    5.80291             23                 25               6
     284     5.7378    5.79847             23                 25               6
     285    5.73424    5.79548             23                 25               6
     286    5.73119    5.79347             23                 25               6
     287     5.7266    5.78905             23                 25               6
     288     5.7233    5.78593             23                 25               6
     289    5.72067    5.78477             23                 25               6
     290     5.7174    5.78125             23                 25               6
     291    5.71613    5.77978             23                 25               6
     292      5.712    5.77756             23                 25               6
     293    5.71009    5.77626             23                 25               6
     294    5.71013     5.7761             23                 25               6
     295    5.70639     5.7743             23                 25               6
     296    5.70657    5.77376             23                 25               6
     297    5.70605    5.77016             23                 25               6
     298    5.70402    5.76471             23                 25               6
     299    5.70452    5.75908             23                 25               6
     300    5.70438    5.74986             23                 25               6
     301     5.6984    5.74005             23                 25               6
     302     5.6875    5.72931             23                 25               6
     303    5.67713    5.71941             23                 25               6
     304    5.66643    5.70918             23                 25               6
     305    5.65519    5.69896             23                 25               6
     306    5.64716    5.69173             23                 25               6
     307    5.63614    5.68089             23                 25               6
     308    5.62777    5.67303             23                 25               6
     309    5.61849    5.66457             23                 25               6
     310    5.60921    5.65549             23                 25               6
     311    5.60169     5.6479             23                 25               6
     312    5.59125    5.63794             23                 25               6
     313    5.58482    5.63205             23                 25               6
     314     5.5773    5.62443             23                 25               6
     315    5.56858    5.61755             23                 25               6
     316    5.56242    5.61095             23                 25               6
     317     5.5545    5.60455             23                 25               6
     318    5.54941    5.60037             23                 25               6
     319    5.54267    5.59386             23                 25               6
     320    5.53773    5.58885             23                 25               6
     321    5.52987    5.58259             23                 25               6
     322    5.52587    5.57883             23                 25               6
     323    5.52094     5.5749             23                 25               6
     324    5.51479    5.56897             23                 25               6
     325     5.5111    5.56517             23                 25               6
     326     5.5067    5.56103             23                 25               6
     327    5.50224    5.55793             23                 25               6
     328    5.49963    5.55448             23                 25               6
     329    5.49407    5.55064             23                 25               6
     330     5.4915    5.54947             23                 25               6
     331     5.4891     5.5477             23                 25               6
     332    5.48725    5.54695             23                 25               6
     333    5.48363    5.54358             23                 25               6
     334    5.48243    5.54306             23                 25               6
     335     5.4806    5.54234             23                 25               6
     336    5.47868    5.54026             23                 25               6
     337    5.47866    5.54016             23                 25               6
     338    5.47565    5.53948             23                 25               6
     339    5.47626    5.53995             23                 25               6
     340    5.47629    5.53986             23                 25               6
     341    5.47454    5.54052             23                 25               6
     342    5.47597    5.54225             23                 25               6
     343    5.47687    5.54302             23                 25               6
     344    5.47637    5.54414             23                 25               6
     345    5.47779    5.54629             23                 25               6
     346    5.47996    5.54972             23                 25               6
     347    5.48076     5.5508             23                 25               6
     348    5.48261    5.55246             23                 25               6
     349    5.48519    5.55582             23                 25               6
     350    5.48722     5.5591             23                 25               6
     351     5.4913    5.56256             23                 25               6
     352     5.4927    5.56519             23                 25               6
     353    5.49537    5.57008             23                 25               6
     354    5.50008    5.57561             23                 25               6
     355    5.50399    5.58087             23                 25               6
     356     5.5077     5.5846             23                 25               6
     357    5.51205    5.58882             23                 25               6
     358    5.51716    5.59357             23                 25               6
     359    5.52223    5.59647             23                 25               6
     360    5.52809    5.59787             23                 25               6
     361    5.53062     5.6005             23                 25               6

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSA03AH1

Franklin Request

Assumptions:
            Collateral Losses are shown through the life of the applicable bond Bonds are priced at par
            To Maturity

                                       First Loss              Custom Loss
---------  -------------------     -------------------     -------------------
Class M-2  CDR (%)                                8.61                    Ramp
           Yield (%)                            6.7561                  6.1288
           WAL                                   10.76                    7.73
           Modified Duration                      7.88                    6.29
           Principal Window              11/11 - 08/33           09/10 - 07/12
           Principal Writedown         11,425.23 (0.08%)            0.00 (0.00%)
           Total Collat Loss       44,315,646.81 (14.41%)  20,888,238.68 (6.79%)

Class B-1  CDR (%)                                6.63                    Ramp
           Yield (%)                            8.8867                  9.0854
           WAL                                   12.72                    9.61
           Modified Duration                      7.86                    6.79
           Principal Window              09/13 - 08/33           07/12 - 07/14
           Principal Writedown          1,583.33 (0.02%)            0.00 (0.00%)
           Total Collat Loss       35,781,120.06 (11.64%)  22,118,348.01 (7.19%)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.